EXHIBIT 24
POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 25th day of January, 2008.

/s/ Philip J. Carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of January, 2008.

/s/ John D. Baker II
John D. Baker II

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of January, 2008.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of January, 2008.

/s/ Phillip W. Farmer
Phillip W. Farmer

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of January, 2008.

/s/ H. Allen Franklin
H. Allen Franklin

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 17th day of January, 2008.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of January, 2008.

/s/ James V. Napier
James V. Napier

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of January, 2008.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of January, 2008.

/s/ Orin R. Smith
Orin R. Smith

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Amendment and Restatement of the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of the Company, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 29th day of January, 2008.

/s/ Vincent J. Trosino
Vincent J. Trosino